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                                                                               .

                                                                    EXHIBIT 99.1

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2004


                                                                                                                           DAYRATE
RIG NAME           WD      DESIGN               LOCATION     STATUS*             OPERATOR         CURRENT TERM             (000S)

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest        3,500'  Victory Class        GOM          Contracted          Noble Energy     one well plus option     low 50's

Ocean Star         5,500'  Victory Class        GOM          Contracted/Repairs  Kerr-McGee       fourth of four wells     low 60's

Ocean America      5,500'  Ocean Odyssey        GOM          Contracted/Repairs  Mariner          third of three wells     mid 70's
                                                                                                  plus option

Ocean Valiant      5,500'  Ocean Odyssey        GOM          Contracted          ENI              second of three wells    high 50's
                                                                                                  plus option

Ocean Victory      5,500'  Victory Class        GOM          Contracted          W&T Offshore     two wells                mid 40's

Ocean Confidence   7,500'  DP Aker H-3.2
                           Modified             GOM          Contracted          BP               five-year term           170's

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)

Ocean Concord      2,200'  F&G SS-2000          GOM          Idle                DODI             --                       --

Ocean Lexington    2,200'  F&G SS-2000          GOM          Contracted          Walter Oil & Gas one well plus option     high 40's

Ocean Saratoga     2,200'  F&G SS-2000          GOM          Contracted          LLOG             one well extension plus  mid 40s
                                                                                                  option


RIG NAME               START DATE                   EST. END DATE           FUTURE CONTRACT AND OTHER INFORMATION

DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest            early Sept. 2004             mid Nov. 2004           LOI for one well plus option in mid 70's beginning
                                                                            mid Nov. and ending early Dec. 2004, subject to
                                                                            Noble Energy option. Available; actively marketing.

Ocean Star             early June 2004              early Oct. 2004         Estimated 10-21 day repair due to Ivan; 220 day
                                                                            extension with Kerr-McGee in upper 70's beginning
                                                                            early Oct. 2004 and ending mid May 2005. Available;
                                                                            actively marketing.

Ocean America          mid June 2004                late Oct. 2004          Estimated 10-21 day repair due to Ivan; One well
                                                                            extension plus option with Mariner in mid 80's
                                                                            beginning late Oct. 2004 and ending mid Jan. 2005.
                                                                            Available; actively marketing.

Ocean Valiant          late Dec. 2003               mid Oct. 2004           One well plus options with Kerr-McGee in mid
                                                                            80's beginning mid Oct. and ending mid Dec.
                                                                            2004. Available; actively marketing.

Ocean Victory          mid Aug. 2004                late Dec. 2004          Rate adjusts to mid 70's in late Sept. LOI
                                                                            for one well plus option in mid 90's
                                                                            beginnning late Dec. 2004 and ending early
                                                                            March 2005. Available; actively marketing.

Ocean Confidence       early Jan. 2001              early Jan. 2006         Available; actively marketing.

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)

Ocean Concord          --                           --                      Approximately 120 days maintenance beginning
                                                                            early June and ending early Oct. 2004. One
                                                                            well plus options with Kerr-McGee in mid
                                                                            50's beginning early Oct. and ending late
                                                                            Nov. 2004. LOI for one well in mid 50's
                                                                            beginning late Nov. 2004 and ending late
                                                                            Jan. 2005.  Available; actively marketing.

Ocean Lexington        late March 2004              mid March 2005          One well extension plus option with Walter
                                                                            in high 30's beginning mid Aug. and ending
                                                                            early Sept. 2004; followed by three well
                                                                            extension with Walter beginning in early
                                                                            Sept. and ending in mid Dec. 2004. Rate for
                                                                            first well in mid 40's, second and third
                                                                            wells in upper 40's. Three additional
                                                                            extension wells with Walter beginning in mid
                                                                            Dec. 2004 and ending late March 2005. Rate
                                                                            for first and second wells in mid 50s with
                                                                            third well in low 60s. Available; actively
                                                                            marketing.

Ocean Saratoga         late June 2004               late Sept. 2004         One additional well plus option with LLOG in
                                                                            low 50s beginning late Sept. and ending late
                                                                            Oct. 2004. Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2004


                                                                                                                           DAYRATE
RIG NAME           WD      DESIGN               LOCATION     STATUS*             OPERATOR         CURRENT TERM             (000S)
DOMESTIC JACKUPS (12)

Ocean Crusader       200'  Mat Cantilever       GOM          Contracted          Walter Oil & Gas two wells plus option    mid 30's

Ocean Drake          200'  Mat Cantilever       GOM          Contracted/DODI     Chevron/Texaco   two wells plus option    mid 30's

Ocean Champion       250'  Mat Slot             GOM          Contracted          Millennium       one well plus option     mid 30's

Ocean Columbia       250'  Independent Leg
                           Cantilever           GOM          Contracted          ADTI/Kerr-McGee  one well plus option     mid 30's

Ocean Spartan        300'  Independent Leg
                           Cantilever           GOM          Contracted          LLOG             two wells plus option    high 30's

Ocean Spur           300'  Independent Leg
                           Cantilever           GOM          Contracted          Mariner          two wells                high 30's

Ocean King           300'  Independent Leg                                       Houston
                           Cantilever           GOM          Contracted          Exploration      two wells                mid 40s

Ocean Nugget         300'  Independent Leg
                           Cantilever           GOM          Contracted          Spinnaker        one well                 mid 30's

Ocean Summit         300'  Independent Leg
                           Cantilever           GOM          Contracted          LLOG             three wells plus option  high 30's

Ocean Warwick        300'  Independent Leg
                           Cantilever           GOM          Contracted/DODI     Newfield         --                       --

Ocean Titan          350'  Independent Leg
                           Cantilever           GOM          Contracted          Stone Energy     second of two wells      mid 40's
                                                                                                  plus option

Ocean Tower          350'  Independent Leg
                           Cantilever           GOM          Contracted          EOG Resources    second of two wells      high 30's


RIG NAME                      START DATE                   EST. END DATE                FUTURE CONTRACT AND OTHER INFORMATION
DOMESTIC JACKUPS (12)

Ocean Crusader               mid Sept. 2004               early Nov. 2004              Available; actively marketing.

Ocean Drake                  late Aug. 2004               late Oct. 2004               Working with operator to stabilize drill
                                                                                       site following Ivan. Available; actively
                                                                                       marketing.

Ocean Champion               early Sept. 2004             late Oct. 2004               Available; actively marketing.

Ocean Columbia               early Sept. 2004             mid Oct. 2004                Available; actively marketing.

Ocean Spartan                early Sept. 2004             late Nov. 2004               Available; actively marketing.

Ocean Spur                   early Sept. 2004             late Oct. 2004               Available; actively marketing.

Ocean King                   late Aug. 2004               early Dec. 2004              Available; actively marketing.

Ocean Nugget                 mid Sept. 2004               mid Oct. 2004                Available; actively marketing.

Ocean Summit                 early Sept. 2004             mid Dec. 2004                Available; actively marketing.

Ocean Warwick                --                           --                           Evaluating damage from Ivan.

Ocean Titan                  mid July 2004                early Oct. 2004              One well plus option with Stone in low 50's
                                                                                       beginning in early Oct. and ending early
                                                                                       Nov. 2004. Available; actively marketing.

Ocean Tower                  mid July 2004                early Oct. 2004              Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2004

                                                                                                                           DAYRATE
RIG NAME           WD      DESIGN               LOCATION     STATUS*             OPERATOR         CURRENT TERM             (000S)

INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador   1,100'  Bethlehem SS-2000    GOM          Contracted          PEMEX            four year term work      mid 50's

Ocean Whittington  1,500'  Aker H-3             GOM          Contracted          PEMEX            four year term work      low 60's

Ocean Worker       3,500'  F&G 9500 Enhanced
                           Pacesetter           GOM          Contracted          PEMEX            four year term work      high 60's

Ocean Yorktown     2,850'  F&G SS-2000          GOM          Contracted          PEMEX            four year term work      mid 40's

AFRICA

Ocean Nomad        1,200'  Aker H-3             Gabon        Contracted          Vaalco/SASOL     three wells plus option  high 40's

NORTH SEA

Ocean Guardian     1,500'  Earl & Wright Sedco
                           711 Series           North Sea    Contracted          Shell            one year                 high 40's

Ocean Princess     1,500'  Aker H-3             North Sea    Contracted          Talisman         three wells plus option  low 50's

Ocean Vanguard     1,500'  Bingo 3000           North Sea    Contracted          Talisman         one well                 low 60's

AUSTRALASIA

Ocean Bounty       1,500'  Victory Class        Australia    Contracted          OMV              three wells              mid 70's

Ocean Patriot      1,500'  Bingo 3000           New Zealand  Contracted          Tap Oil          one well                 high 70's

Ocean Epoch        1,640'  Korkut               Australia    Contracted          Santos           Exeter/Mutineer          mid 60's
                                                                                                  development plus option

Ocean General      1,640'  Korkut               Vietnam      Contracted          PVE&P            five completion options  mid 50's

Ocean Baroness     7,000'  Victory Class        Indonesia    Contracted          Unocal           180 day option           110's

Ocean Rover        7,000'  Victory Class        Malaysia     Contracted          Murphy           one well                 low 120's




RIG NAME                 START DATE                   EST. END DATE                FUTURE CONTRACT AND OTHER INFORMATION
INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador         late July 2003               mid Dec. 2007                Available.

Ocean Whittington        late July 2003               early Oct. 2006              Available.

Ocean Worker             mid Aug. 2003                late July 2007               Available.

Ocean Yorktown           late Oct. 2003               mid July 2007                Available.

AFRICA

Ocean Nomad              early May 2004               late Sept. 2004              LOI for one year program in U.K. North Sea
                                                                                   in low 80's beginning late Jan. 2005 and
                                                                                   ending late Jan. 2006. Available; actively
                                                                                   marketing.

NORTH SEA

Ocean Guardian           late March 2004              late March 2005              LOI for one year program in U.K. North Sea
                                                                                   in low 80's beginning late Mar. 2005 and
                                                                                   ending late Mar. 2006. Available; actively
                                                                                   marketing.

Ocean Princess           early Aug. 2004              mid Oct. 2004                One well extension in low 60's beginning mid
                                                                                   Oct. and ending late Dec. 2004, followed by
                                                                                   one year extension in low 80's beginning
                                                                                   late Dec. 2004 and ending late Dec. 2005.
                                                                                   Available; actively marketing.

Ocean Vanguard           late June 2004               early Oct. 2004              One well in Norway with ENI in low 140's
                                                                                   beginning early Oct. 2004 and ending early
                                                                                   Jan. 2005. Available; actively marketing.

AUSTRALASIA

Ocean Bounty             early Sept. 2004             late Dec. 2004               LOI for one well plus option in mid 70's
                                                                                   beginning late Dec. 2004 and ending late
                                                                                   Jan. 2005, followed by LOI for one well plus
                                                                                   option in high 70's beginning in late Jan.
                                                                                   2005 and ending mid Feb. 2005. Available;
                                                                                   actively marketing.

Ocean Patriot            early Sept. 2004             mid Sept. 2004               Mobe to Australia beginning mid Sept. and
                                                                                   ending late Sept. 2004. First of two wells
                                                                                   with Bass Straits O&G beginning late Sept.
                                                                                   and ending early Oct. Two wells with Santos
                                                                                   beginning early Oct. and ending late Oct.
                                                                                   LOI for two wells plus option beginning late
                                                                                   Oct. and ending mid Dec. Second of two wells
                                                                                   with Bass Straits beginning mid Dec. 2004
                                                                                   and ending mid Jan. 2005. LOI for two wells
                                                                                   beginning mid Jan. and ending mid Feb. Two
                                                                                   wells plus option with Santos beginning mid
                                                                                   Feb. and ending late April. LOI for four
                                                                                   wells beginning late April and ending late
                                                                                   July 2005. All wells in high 70's.
                                                                                   Available; actively marketing.

Ocean Epoch              mid Jan. 2004                late Feb. 2005               Available; actively marketing.

Ocean General            mid June 2004                late Oct. 2004               LOI for two wells in Korea plus mobe/demobe
                                                                                   in high 60's beginning late Oct. and ending
                                                                                   mid Feb. 2005. Available; actively
                                                                                   marketing.

Ocean Baroness           late April 2004              early Nov. 2004              Available; actively marketing.

Ocean Rover              early Sept. 2004             early Oct. 2004              LOI for one assignment well in low 100's
                                                                                   beginning early Oct. and ending early Nov.,
                                                                                   followed by LOI for second assignment well
                                                                                   in lower 110's beginning early Nov. and
                                                                                   ending late Dec. 2004. Fourth option well
                                                                                   with Murphy declared in low 120's beginning
                                                                                   late Dec. 2004 and ending mid Jan. 2005.
                                                                                   Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2004


                                                                                                                           DAYRATE
RIG NAME           WD      DESIGN               LOCATION     STATUS*             OPERATOR         CURRENT TERM             (000S)
BRAZIL

Ocean Yatzy        3,300'  DP DYVI Super Yatzy  Brazil       Contracted          Petrobras        700 day extension        mid 70's

Ocean Winner       3,500'  Aker H-3             Brazil       Contracted          Petrobras        700 day extension        mid 50's

Ocean Alliance     5,000'  Alliance Class       Brazil       Contracted          Petrobras        four-year contract       low 110's

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper      7,500'  DP Fluor/Mitsubishi  Brazil       Contracted          Petrobras        700 day extension        low 100's

INTERNATIONAL JACKUPS (2)

Ocean Sovereign      250'  Independent Leg
                           Cantilever           Indonesia    Contracted          Premier          one well plus option     low 60's

Ocean Heritage       300'  Independent Leg
                           Cantilever           --           Dry tow to India    DODI             --                       --

COLD STACKED (4)

Ocean Liberator      600'  Aker H-3             S. Africa    Cold Stacked        DODI             --                       --

Ocean Endeavor     2,000'  Victory Class        GOM          Cold Stacked        DODI             --                       --

Ocean Voyager      3,200'  Victory Class        GOM          Cold Stacked        DODI             --                       --

Ocean New Era      1,500'  Korkut               GOM          Cold Stacked        DODI             --                       --


RIG NAME                       START DATE                   EST. END DATE          FUTURE CONTRACT AND OTHER INFORMATION
BRAZIL

Ocean Yatzy                    early Nov. 2003              mid Oct. 2005          Available.

Ocean Winner                   early April 2004             mid March 2006         Available.

Ocean Alliance                 early Sept. 2000             mid Oct. 2004          Available.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper                  early Jan. 2003              early March 2006       Available; actively marketing.

INTERNATIONAL JACKUPS (2)

Ocean Sovereign                early Sept. 2004             mid Oct. 2004          LOI for two wells plus option in low 60's in
                                                                                   Bangladesh beginning late Oct. 2004 and
                                                                                   ending late April 2005. Includes
                                                                                   mobe/demobe. Available; actively marketing.

Ocean Heritage                 --                           --                     Lump sum mobe to India beginning early Sept.
                                                                                   and ending mid Oct. Six wells plus four to
                                                                                   seven options with Cairn Energy in lower
                                                                                   60's beginning mid Oct. 2004 and ending
                                                                                   early May 2005. Available; actively
                                                                                   marketing.

COLD STACKED (4)

Ocean Liberator                --                           --                      Cold stacked Nov. '02.

Ocean Endeavor                 --                           --                     Cold stacked March '02.

Ocean Voyager                  --                           --                     Cold stacked March '02.

Ocean New Era                  --                           --                     Cold stacked Dec. '02.


NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico